UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 20, 2008

VERSA CARD, INC.
(Exact name of registrant as specified in its charter)
Formerly Intrepid Global Imaging 3D, Inc.

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

1615 Walnut Street, 3 rd Floor, Philadelphia, PA 19103
(Address of principal executive offices)

(215) 972-1601.
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 21, 2008, the Registrant received a letter dated May 20, 2008 from its former independent registered public accounting firm, Michael T. Studer CPA, P.C. (“Studer”), addressed to the Securities and Exchange Commission (“SEC”), stating that Studer agrees with the statements in the Registrant’s Form 8-K filed May 20, 2008 as that filing pertains to the dismissal of Studer as the Registrant’s independent registered public accounting firm. A copy of Studer’s letter to the SEC is attached hereto as Exhibit 16.1.

Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with Item 601 of Regulation S-B:

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated May 20, 2008 from Michael T. Studer CPA P.C. to the Securities and Exchange Commission, confirming disclosures in May 20, 2008 Form 8-K (change in auditors)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2008	VERSA CARD, INC. Formerly, INTREPID GLOBAL IMAGING 3D, INC.

	By:	/s/ James MacKay
Name: James MacKay
Title: Chief Executive Officer